                                 Annual Report
                                 March 31, 2000

                                   Legg Mason


                               Value Trust, Inc.

                               Special Investment

                                  Trust, Inc.
                            Total Return Trust, Inc.

                                Navigator Class


                            [LEGG MASON FUNDS LOGO]
                           The Art of Investing/SM/

To Our Shareholders,

  The following table summarizes key statistics for the Navigator Class of shares of the Legg Mason Value Trust, Special Investment Trust and Total Return Trust, as of March 31, 2000:

                                                    Total Return/1/
                                             ---------------------------
                                             3-Months          12-Months
                                             --------          ---------
Value Trust                                    +.22%             +7.80%
Lipper Large-Cap Growth Funds/2/              +8.49%            +38.08%
Standard & Poor's 500 Composite Index         +2.29%            +17.94%

Special Investment Trust                       +.56%            +29.85%
Lipper Mid-Cap Core Funds/2/                 +15.18%            +60.23%
Russell 2000 Index                            +7.08%            +37.29%

Total Return Trust                            -2.39%             -5.61%
Lipper Multi-Cap Value Funds/2/               +1.05%             +7.92%

  After exceptional performance in the prior twelve-month period, Value Trust and Special Investment Trust underperformed the average of funds in their Lipper categories and relevant stock market indices during the twelve months ended March 31, 2000. Total Return Trust's performance also trailed that of the average fund in its Lipper category during the period. Detailed comments on each Fund appear in the portfolio managers' comments on the following pages.

  Long-term investment results for each of the Funds are shown in the Performance Information section of this report. We are pleased that Value Trust, our original equity fund, has earned an annual compounded return for shareholders of 36.97% since the inception of the Navigator Class in 1994.

  PricewaterhouseCoopers LLP, independent accountants for each of the Funds, has completed its annual examination, and audited financial statements for the fiscal year ended March 31, 2000, are included in this report.

                                     Sincerely,


                                     /s/ John F. Curley
                                     ------------------
                                     John F. Curley, Jr.
                                     President

May 5, 2000

--------------
/1/ Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.
/2/ Value Trust is now included in Lipper Analytical Services' "Large-Cap Growth
    Fund" category (funds which normally invest in larger capitalization issues with earnings expected to grow significantly faster than earnings of stocks included in Standard & Poor's 500 Composite Index). Special Investment Trust is included in the "Mid-Cap Core Fund" category (funds which normally invest in mid-sized capitalization issues, with wide latitude in the companies in which they invest). Total Return Trust is included in the "Multi-Cap Value Fund" category (funds which normally invest in issues, with a variety of market capitalization sizes, which are considered to be undervalued relative to stocks in the Standard & Poor's 500 Composite Index).

Portfolio Managers' Comments


Value Trust: Review of Fiscal Year 2000 Market Conditions and Strategies Affecting Results

     "When we think about the future of the world, we always have in mind its being at the place where it would be if it continued to move as we see it moving now. We do not realize that it moves not in a straight line ... and that its direction changes constantly."

                                                                    Wittgenstein

  The cumulative results for the Navigator Class of your Fund at March 31, 2000, for the past three months, one year, and longer periods are shown in the table below:

                                        First                                        Since
                                       Quarter   1 Year    3 Years    5 Years     Inception*
-----------------------------------------------------------------------------------------------
Value Trust - Navigator Class           +.22%    +7.80%   +155.96%   +395.84%      +436.03%
S&P 500 Composite Index                +2.29%   +17.94%   +106.77%   +227.29%      +264.49%
Dow Jones Industrial Average           -4.65%   +13.39%    +74.60%   +189.61%      +225.06%
Lipper Diversified Equity Funds        +7.04%   +35.64%   +102.48%   +182.61%      +170.02%
Lipper Large-Cap Growth Funds          +8.49%   +38.08%   +157.62%   +270.26%      +303.21%
-----------------------------------------------------------------------------------------------

* The Value Trust, S&P 500 Composite Index, and Dow Jones returns are for the period December 1, 1994 (inception of the Navigator Class of the Fund) to March 31, 2000. The Lipper Diversified Equity Funds and Lipper Large-Cap Growth Funds returns are for the period November 30, 1994 to March 31, 2000.

  As you can see, during our fiscal year ended March 31, our results lagged those of the popular indices and those of most funds with similar objectives. This is, in part, an accident of the calendar. Move back three months, for example, and the relative results are dramatically better. The problem is known as sensitive dependence on initial conditions, and it afflicts any complex adaptive system such as the stock market.

  We have written extensively about the obsessive focus on and attempts to dissect short-term performance data and won't repeat our remarks here. As numerous academic studies have shown, past performance is not much help in predicting future results. The data above show what we have done, not what we will be able to do.

  The best way to understand the twelve months ended March 31 is to put that period in a broader context. As a result of the global financial crisis that began with the collapse of fixed exchange rates in most Asian developing countries and culminated in the collapse of hedge fund Long-Term Capital Management in September 1998, the Federal Reserve Board cut short-term interest rates three times that fall. As we entered calendar 1999, most observers fretted that the Fed had not done enough and that the world faced slow growth at best, a long workout in emerging countries, and a real risk of a global deflationary collapse. Oil was at $12 a barrel; other commodities were similarly depressed.

  No one predicted what actually happened: exceptionally strong U.S. growth, solid international growth that was accelerating into 2000, oil prices more than doubling, and emerging stock markets the world's best performers. As is often the case in financial markets, when the opinions are all on one side, the opportunities are usually on the other.

  We can also describe the same period in terms of the ebb and flow of risk preferences. Prior to the financial crisis, years of high returns made investors risk-seeking. Large losses in stocks from the summer of 1998 into the autumn led to a flight to quality. Interest rates fell as money fled to risk-free treasuries. As 1999 progressed, investors gradually began reallocating assets back into riskier assets as they observed that those assets were gaining in value and treasuries were falling. Last year (1999) was among the worst bear markets in history for fixed income securities as interest rates rose steadily throughout the year and investors increasingly sought riskier assets.

  Stock prices meandered through most of 1999; the S&P 500 gained only about 4% through September. Then, in the fourth quarter, technology stocks exploded, propelling the S&P to a gain of over 20% and the NASDAQ, over three-fourths of whose capitalization is technology, to a yearly gain of over 85%.

  Over the past four years technology stocks have been star performers. The S&P 500 gained about 26% per year compounded from the beginning of 1996 through 1999, while the NASDAQ gained over 40% per year during the same period. Investors, both individuals and professionals, absorbed the lesson that if you were overweight in technology you outperformed the market, and if you were underweight, you underperformed.

  Consensus expectations entering 2000 were for more of the same (what else?). Most people tend to expect a continuation of observed trends. Since growth had been strong, it was (and is) expected to remain so. Since technology had consistently been the source of high returns, it was expected to remain so. Since investing in the so-called "old economy" had been a sure path to underperformance, it was expected to remain so.

  As the first quarter got underway, technology stocks had a sharp correction, but quickly recovered and began their expected strong advance. "Old economy" names fell, as expected. The long drought in "value stocks," the concomitant underperformance of funds that invested in them, and the apparent inability of investors, the press, and fund boards to understand that all investment styles and managers have periods of underperformance, led to the firings or resignations of many outstanding investors, all of the value persuasion.

  On March 10, the clamor for "new economy" technology reached its peak, with the NASDAQ up 24% year-to-date, while the Dow was down 14%. For the 12 months ending that day, the Dow was up 3.16% with dividends reinvested, versus 110% for the NASDAQ. The frenzy has been such that more than 100% of the net flows into equity funds this year have gone into technology-sensitive growth funds; value-oriented funds have experienced redemptions.

  One month later, the picture is much different. The NASDAQ is down 14% for the year, and is down 31% from the peak reached on March 10. The Dow is down 7% for the year, but is up 10%, including dividends, since March 10.

  During the first quarter, your Fund was flat, the result of a tug of war between our financial and our technology holdings. Several of our major technology holdings fell during the quarter after posting strong fourth quarter 1999 performance. These include AOL and Gateway. Other large tech holdings did well, such as Nextel and Nokia. Our financials have performed well since early March, but not well enough to have them outperform as a group this quarter.

  Our one-year results are also skewed by the very strong first calendar quarter of last year, when we were up 18.99%. Our calendar 1999 results, which were well ahead of the indices, were obtained by strong results in the first and fourth quarters, and comparatively weaker numbers in the second and third. Rolling forward one quarter to get fiscal year results gives a different comparative picture since a strong, above market quarter is being replaced by a below market one.

  We believe that some clues to future market developments can be gleaned from the first quarter performance statistics. As the table shows, the average general equity fund gained over 7% in the quarter, while the Dow was down almost 5% and the S&P was up over 2%. The NASDAQ was up 12.4% in the quarter. You probably see the picture. After years of underperformance, the average fund manager decided to get overweighted in technology and underweighted not-technology. The stampede to tech was no doubt exacerbated by the high profile firings or resignations of several prominent value investors. Just how overweighted most funds are in tech can be glimpsed when one realizes that only two of the eleven S&P sectors beat the index in the quarter: technology and utilities. Utilities make up only 2% of the market, whereas technology was 33% of the S&P 500 at quarter end. The funds that were buying Cisco, EMC, and Sun were not likely loaded with Duke Power or Potomac Electric.

  Perhaps more telling is the following: the technology weightings in the roughly 5,000 general equity funds averaged 42% for large company growth funds, 48% for mid-cap, and 45% for small-cap. In the value category, the comparable numbers hover in the 14% range. The data are from the March 31 database of fund tracking service Morningstar, but since most funds have not filed their March 31 portfolios yet, the weightings probably represent end of year holdings. It is reasonable to surmise that such weightings actually rose during the quarter.

  We believe the correction in the NASDAQ, and especially in the more speculative hot spots, was long overdue. Valuations had reached levels that made it highly unlikely that one could earn a competitive return no matter how brilliant the future turned out to be for those businesses.

  We also believe that what is going on is more than just a correction in the technology arena. Much of the excess returns earned by Value Trust shareholders in the past several years has been due to our being early in investing in great businesses such as AOL, Dell, and Nokia. The prospects for these and most other prominent technology companies are now well recognized and well discounted by the market. The returns earned by shareholders in these and other great companies such as Microsoft and Cisco have led investors to bid up the shares of large numbers of technology companies to unrealistic levels in the hope of uncovering the next big thing.

  The losses now being experienced will, we think, reintroduce the notion of risk to people, and will, after the excess emotion has been wrung from the market, set the stage for returns more in line with the growth of long-term business value. As we have previously said, we believe the long-term returns of equities going forward will approximate what it has in the past: about 10%.

  As for technology, it will no doubt present considerable opportunity. But we think that investors, who figured out in the middle of last year that the way to win the game was to overweight tech, will have to learn a new game.

  In a wonderful example of irony, the New York Times reported on the dissolution of Julian Robertson's Tiger Management on March 31, the end of the quarter. Once commanding over $20 billion under management, Tiger had to be dissolved after disastrous bets in favor of old economy "value" stocks and against technology. The Times headline read "The End of the Game," referring to the demise of the most prominent value hedge fund, a casualty of the new, technology-based investment game. The game the Times thought had ended was the old economy value game. The game we believe ended was the new economy technology game.

  We have no idea what the new game will be. By "game," we mean the simple-minded rule that will explain, after the fact, what you should have done to beat the market during the period in question.

  We are, though, optimistic about the ability of patient, disciplined investing to produce satisfactory long-term returns. Most stocks have been declining for two years, declines that have been masked by the sharp rise in large capitalization "growth" and technology shares. The median price earnings ratio of all companies with earnings peaked in April 1998 at 19.7; it is now about 13. In 1987, after the Crash, the median P/E was 10.6. But in late 1987 the long bond yielded 9% and inflation was 4.5%. Today bond yields are under 6% and inflation is half what it was 13 years ago. Adjusted for inflation and interest rates, and for today's much higher levels of productivity, today's budget surpluses, and the prospects for continued peace and prosperity since the fall of communism, we think the average stock in the market is as attractive is it was post-Crash in 1987.

  We believe that investments made at today's levels of the market or lower, and made on the basis of a rational assessment of long-term business value, will provide attractive rates of return to the long-term investor.


                                              Bill Miller, CFA

April 14, 2000
DJA 10305.80

                      ----------------------------------

Special Investment Trust: Strategies Affecting Results

  The cumulative results of the Fund's Navigator Class for the periods ended March 31, 2000, were as follows:

                             First Quarter    1 Year     3 Years      5 Years
-------------------------------------------------------------------------------
Special Investment Trust         +.56%       +29.85%     +121.32%     +224.18%
Lipper Mid-Cap Core Funds      +15.18%       +60.23%     +117.57%     +197.36%
Russell 2000 Index              +7.08%       +37.29%      +63.28%     +121.47%
S&P 500 Composite Index         +2.29%       +17.94%     +106.77%     +227.29%
-------------------------------------------------------------------------------

  Our results for the fiscal year were above the S&P 500, although we underperformed the other relevant indices. In the first quarter of 2000, we underperformed all these measures. If we look longer term, however, our results remain strong, showing results ahead of the S&P 500 and Russell 2000 for the three-year period and ahead of the Mid-Cap Core and Russell 2000 for the five-year period.

  The calendar causes us to draw lines in time to measure performance, though the quarter- and year-end dates are really no more valid than any other randomly chosen dates. Our results would look far different if we chose other dates. Unfortunately, the March 31 cut-off is not a particularly flattering point at which to draw conclusions about your Fund's performance. This is due to the weak first quarter we posted for March 2000, versus the stronger relative performance we posted in the March 1999 period.

  For the purposes of discussing the fiscal year, we would like to talk about two important factors that influenced our performance: our technology weighting and our position in America Online.

  It is useful to think about the period up to March 10, 2000, and the period after. Until March 10, our technology weighting was helping our performance nicely. From March 10 to March 31, it was a handicap. Even with the quarter end sell-off, six of our top ten performers for the twelve-month period were technology (or biotechnology) names: Symantec up 344%, Cell Genesys up 332%, Cabletron up 258%, Sybase up 156%, Hadco up 105%, and Gateway up 55%. As we have written in the past, our view on technology is that it is too important as a driver of economic growth and value creation to ignore. We have been able to find companies trading well below intrinsic value in the technology space and this has differentiated our portfolio, and our performance, from traditional "value" funds that have shunned technology. As we wrote last quarter, many of the technology companies we own were purchased when they had valuation measures like P/E or Price to Sales that were well within a value investor's traditional parameters.

  By the March 10 peak in the NASDAQ, many technology companies' stocks had reached valuation levels that were clearly discounting a tremendous amount of future growth. One of the reasons that tech investing has been such a successful strategy over the last three years is that the market and investors have been willing to look further into the future, discounting optimistic results for years to come. A result of this forward-looking bias was an increased risk profile for these stocks looking so far ahead. A theoretical example might be the following:

     XYZ Company, an optical network provider, was trading at a 25x P/E. Taking into account the capital needs and cash flow characteristics of the company, let's say that this 25 multiple discounts 25% growth for three years, followed by a return to a normalized growth rate of 12%. Optical networks, however, are experiencing explosive demand. It becomes clear to investors that the company can grow at, say, 35% for five years, before falling back to the 12% normalized rate, so the P/E expands to discount that future, and now it trades at 50x. This would be a reasonable valuation if in fact the company can turn in this growth over this period. However, let's say that the stock continues to climb and now trades at a P/E multiple of 150x. In order for investors to make an acceptable return buying the stock at this price, the company would have to grow the faster rate for an even longer period, say 10 years. Thus, investors have brought the excess return expected years down the road into the present. If investors begin to think that the growth prospects for the company are no longer so long-lived, and begin again thinking the higher rate is only going to last for three years, the P/E could easily drop back down to 50-60x, even without any change to the earnings estimates for the next twelve months. This is what is often happening when stocks go down 50% or more, and yet, looking at the earnings the company is reporting today, it appears that "nothing has changed."

  Much of this forward-looking bias had simply gone too far as we reached the peak in the NASDAQ on March 10. In looking through our technology holdings, which comprised 34.9% of the Fund (before our 8.3% position in America Online, which we think is a media company), we believed we were modestly overweight relative to the 33.3% S&P 500 weighting and the 27.4% Russell 2000 weighting in technology. More importantly, we tend to think of our portfolio on a company-by-company basis instead of versus an index, and we believed our individual companies were not excessively priced.

  Even as we continued to have a high level of conviction in our technology names, the market was presenting opportunities in nontechnology valuations that were extremely compelling. Accordingly, in the first quarter we began to modestly reduce our holdings in some technology names in order to take advantage of these opportunities. We sold some Symantec and AOL, taking both positions from over 10% to about 8%. We put the cash to work in names like TJX Companies, owner of the TJ Maxx and Marshall's retail chains, in business service names like Ceridian and Equifax, and in the waste management company Republic Services.

  Despite this modest repositioning, we remain heavily invested in technology, and the post March 10 period hit our names quite hard. Regardless of the reasonable valuations, tech is tech, and investors wanted out. We believe that our reasonably cheap names will weather the storm much more valiantly than many of the high flying names, but in the short term we are experiencing the same downward pressure.

  Our position in America Online continues to be an important influence on the Fund, but for this twelve-month period it was not a positive influence. The stock was down 8.9% for the fiscal year, and given that it was a 22.5% position beginning the year, this has been a tremendous headwind. You may recall in our fiscal year end last year, we were extremely well rewarded by our AOL position, up 750%. The stock price continued to outperform the market until the merger with Time Warner was announced on January 10, 2000. While we believe this is an important strategic deal, the overhang of such a large amount of capital being allocated to such an ambitious endeavor will likely keep the stock "in the penalty box" for several quarters. The downward draft in price for AOL began with the deal announcement, well before the more broad technology sell-off, so our entire first quarter was penalized by our AOL holding. Our outlook for AOL continues to be positive, although we did reduce our position slightly as mentioned above, and we ended the fiscal year with an 8.3% weighting.

  Other negative contributors were companies we believed would turn around after some fundamental difficulties, but which failed to execute well on their plans. The companies meeting this description were PhyCor, CKE Restaurants, Consolidated Stores, Hollywood Entertainment and Storage Technology. We have since eliminated our positions in CKE and PhyCor.



                                                Bill Miller, CFA
                                                Lisa O. Rapuano, CFA

April 14, 2000
DJIA  10305.80

Total Return Trust: Strategies Affecting Results

                                                                         Cumulative Results
                                                                   Periods Ending March 31, 2000
                                                         First    -------------------------------
                                                        Quarter   1 Year     3 Years    5 Years
-------------------------------------------------------------------------------------------------
Total Return Trust                                      -2.39%    -5.61%     +26.11%   +113.42%
Lipper Multi-Cap Value Funds                            +1.05%    +7.92%     +45.21%   +115.29%
S&P 500 Composite Index                                 +2.29%   +17.94%    +106.77%   +227.29%
Dow Jones Industrial Average                            -4.65%   +13.39%     +74.60%   +189.61%
-------------------------------------------------------------------------------------------------

  The key to outperformance over the last twelve months was simple: to be overweight in technology. To focus on yield was to underperform. To be overweight in securities with above-market yields and underweight in technology was a recipe for underperformance, as shown in the Fund's results for the last twelve months.

  The first quarter 2000 numbers mask the volatility that occurred during those three months. On March 10, the clamor for "new economy" technology stocks that has been widely written about reached its peak, with the NASDAQ (heavily weighted toward technology) up 24% year-to-date, while the Dow Jones Industrial Average (DJIA) was down 14%. For the twelve months ending that day, the DJIA was up 3.16% with dividends reinvested, versus 110% for the NASDAQ.

  One month later, the picture is very different. The NASDAQ is down 14% for the year, and down 31% from its all-time high reached March 10. The DJIA is down 7% for the year, but up 10%, including dividends, since March 10. The Fund, while still down for the year, had its best month ever in March, advancing 11%.

  The losses now being experienced by investors will, we believe, reintroduce the notion of risk to people, and will, after the excess emotion has been wrung from the market, set the stage for returns more in line with the growth of long-term business values. As we have previously written, we believe the long-term returns of equities going forward will be more in line with their historical averages of around 10%.

  The Fund's peer group/1/ of multi-cap value funds has focused less on yield than has the Fund itself. The average pre-expense dividend yield of the multi-cap value funds is 2.17%, compared to the 3.50% pre-expense dividend yield of the Fund./2/

  The inverse correlation between yield and stock price performance over the last year was remarkable. For the 12 months ended March 31, 2000, the 102 stocks in the S&P 500 that pay no dividends were up an average of 82.7%. The 398 stocks that pay dividends were up only 1.1% on average. In


----------------
/1/ Morningstar and Lipper changed their fund classification system last year.
    The Total Return Trust was previously classified as a growth and income fund.
/2/ The average after-expense dividend yield of the multi-cap value funds is 0.78%, compared to 3.10% for the Fund. This yield is computed by dividing income dividends distributed during the prior year by the current period's ending NAV adjusted for capital gains distributions, and is based on the twelve-month period ended March 31, 2000.

even starker contrast, the 196 companies in the S&P 500 with a yield of 1% or less were up 63.4% on average, while those companies with a yield of more than 1% were down 11.7%.

  Certain structural facts have made yield less effective as a source of performance over the last couple of years. First, tax law changes have reduced the relative attractiveness of dividends compared to capital gains. Investors generally prefer paying capital gains tax rather than receiving dividends that are taxed at ordinary income tax rates. Secondly, management philosophies have changed over the last several years. Managements increasingly prefer the flexibility to use their free cash flow generation to buy back stock rather than raise their dividends. The universe of relatively high yielding stocks used to include many high quality names with strong growth potential. The universe is now more oriented toward companies with generally slower growth prospects.

  I began implementing several changes in the third calendar quarter of 1999 to reduce the volatility of the Fund relative to its peer group. The first change involved expanding the universe of companies from those with high current yields to those returning excess capital generation to shareholders through dividends and actual or anticipated share repurchases. The second change has been to expand the number of holdings in the Fund to between 50 and 70, and to expand the industry representations to reduce the volatility of the Fund relative to its peer group.

  The investment strategy of the Fund remains the same: to invest in a portfolio of securities that we believe are being priced by the market at significant discounts to their intrinsic value, consistent with the Fund's low risk profile.

 As always, we appreciate your support, and welcome your comments.


                                                           Nancy Dennin, CFA

April 14, 2000
DJIA 10305.80

     Performance Information

Total Returns for One and Five Years and Life of Class, as of March 31, 2000

     The returns shown on these pages are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of March 31, 2000, for the Value Line Geometric Average (`'Value Line") and S&P 500 Composite indices are shown in the table below (additional individual Fund performance is shown with its respective graph).

     Each Fund has two classes of shares: Primary Class and Navigator Class. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders.

     Average annual total returns as of March 31, 2000, were as follows:

                                                                                                      S&P 500
                                       Value     Special Investment    Total Return    Value Line    Composite
                                       Trust            Trust              Trust          Index        Index
   ------------------------------------------------------------------------------------------------------------
      Average Annual Total Return
        Navigator Class:
          One Year                      +7.80%         +29.85%            -5.61%         +4.74%       +17.94%
          Five Years                   +37.74          +26.52            +16.35          +7.98        +26.76
          Life of Class/A/             +36.97          +25.77            +15.75          +8.71        +27.44
   ------------------------------------------------------------------------------------------------------------

   /A/ Navigator Class inception date is December 1, 1994, for all Funds.

Performance Comparison of a $50,000 Investment as of March 31, 2000

     The following graphs compare each Fund's total returns to the Value Line and S&P 500 Composite indices. The graphs illustrate the cumulative total return of an initial $50,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Legg Mason Funds' results and the indices' results assume reinvestment of all dividends and distributions.

   Value Trust -- Navigator Class

   --------------------------------------------------
                   Cumulative         Average Annual
                  Total Return         Total Return
   --------------------------------------------------
   One Year           +7.80%              +7.80%
   Five Years       +395.84              +37.74
   Life of Class*   +436.03              +36.97
   --------------------------------------------------
   *Inception Date - December 1, 1994
   -------------------------------------------------


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

                               Value Trust        Standard & Poor's
                             Navigator Class   500 Composite Index/(1)/   Value Line Index/(2)/
Years ended March 31, 1994      $ 50,000                $ 50,000                  $50,000
                                  50,800                  50,740                   50,545
                      1995        54,053                  55,680                   53,185
                                  62,026                  61,000                   56,660
                                  68,900                  65,845                   60,285
                                  72,225                  69,810                   60,295
                      1996        77,583                  73,555                   62,830
                                  80,633                  76,855                   64,525
                                  87,938                  79,235                   64,895
                                 100,987                  85,840                   68,360
                      1997       104,712                  88,140                   67,535
                                 123,907                 103,535                   76,475
                                 144,718                 111,280                   85,110
                                 139,859                 114,475                   82,755
                      1998       164,295                 130,445                   91,055
                                 173,338                 134,755                   86,820
                                 153,463                 121,350                   69,800
                                 208,943                 147,190                   79,620
                      1999       248,629                 154,530                   74,540
                                 247,755                 165,435                   84,830
                                 224,314                 155,085                   76,070
                                 267,428                 178,165                   78,510
                      2000       268,015                 182,245                   78,075

/(1)/ An unmanaged index of widely held common stocks.
/(2)/ An unmanaged index of approximately 1,700 common stocks.


                        -------------------------------


Selected Portfolio Performance*

    Best performers for the year ended March 31, 2000            Weak performers for the year ended March 31, 2000
    --------------------------------------------------------     --------------------------------------------------------
     1. Nextel Communications, Inc.                  +304.8%      1. Storage Technology Corporation                -42.8%
     2. Nokia Oyj                                    +179.0%      2. The Kroger Co.                                -41.3%
     3. Telefonos de Mexico S.A. ADR                 +103.0%      3. Bank One Corporation                          -37.6%
     4. Koninklijke (Royal) Philips                               4. Washington Mutual, Inc.                       -35.2%
          Electronics N.V.                           +101.2%      5. Foundation Health Systems, Inc.               -34.4%
     5. WPP Group plc                                +100.2%      6. Lloyds TSB Group plc                          -30.1%
     6. Metro-Goldwyn-Mayer, Inc.                     +93.8%      7. Bank of America Corporation                   -25.8%
     7. Gateway, Inc.                                 +54.6%      8. MCI WorldCom, Inc.                            -23.3%
     8. MGM Grand, Inc.                               +42.8%      9. Freddie Mac                                   -22.6%
     9. Citigroup Inc.                                +39.3%     10. Toys "R" Us, Inc.                             -21.3%
    10. International Business Machines
          Corporation                                 +33.1%

    * Securities held for the entire year.


Portfolio Changes

    Securities added during the 1st quarter 2000                 Securities sold during the 1st quarter 2000
    --------------------------------------------------------     --------------------------------------------------------
    No securities were added during the quarter.                 Amgen Inc.
                                                                 First Data Corporation

   Special Investment Trust -- Navigator Class

   -------------------------------------------------
                       Cumulative   Average Annual
                      Total Return   Total Return
   -------------------------------------------------
   One Year             +29.85%         +29.85%
   Five Years          +224.18          +26.52
   Life of Class*      +239.79          +25.77
   -------------------------------------------------
   *Inception Date - December 1, 1994
   -------------------------------------------------

                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

                              Special Investment     Standard & Poor's 500
                            Trust Navigator Class     Composite Index/(1)/     Value Line Index/(2)/
Years ended March 31, 1994         $ 50,000                $ 50,000                    $50,000
                                     49,843                  50,740                     50,545
                      1995           52,407                  55,680                     53,185
                                     56,588                  61,000                     56,660
                                     61,671                  65,845                     60,285
                                     67,718                  69,810                     60,295
                      1996           68,049                  73,555                     62,830
                                     72,009                  76,855                     64,525
                                     73,962                  79,235                     64,895
                                     80,258                  85,840                     68,360
                      1997           76,766                  88,140                     67,535
                                     89,194                 103,535                     76,475
                                    102,950                 111,280                     85,110
                                     99,070                 114,475                     82,755
                      1998          110,868                 130,445                     91,055
                                    110,221                 134,755                     86,820
                                     87,815                 121,350                     69,800
                                    123,342                 147,190                     79,620
                      1999          130,835                 154,530                     74,540
                                    141,529                 165,435                     84,830
                                    137,384                 155,085                     76,070
                                    168,945                 178,165                     78,510
                      2000          169,895                 182,245                     78,075

/(1)/ An unmanaged index of widely held common stocks.
/(2)/ An unmanaged index of approximately 1,700 common stocks.


                          --------------------------


Selected Portfolio Performance*

   Best performers for the year ended March 31, 2000               Weak performers for the year ended March 31, 2000
   ---------------------------------------------------------       ---------------------------------------------------------
    1. Symantec Corporation                          +343.5%        1. PhyCor, Inc.                                   -78.3%
    2. Cell Genesys, Inc.                            +331.6%        2. CKE Restaurants, Inc.                          -67.7%
    3. Cabletron Systems, Inc.                       +258.0%        3. Consolidated Stores Corporation                -62.5%
    4. Sybase, Inc.                                  +155.9%        4. Hollywood Entertainment Corp.                  -56.7%
    5. Cott Corporation                              +130.8%        5. Storage Technology Corporation                 -42.8%
    6. Hadco Corp.                                   +105.2%        6. Enhance Financial Services Group, Inc.         -37.9%
    7. WPP Group plc                                 +100.2%        7. United Asset Management
    8. Pinnacle Entertainment, Inc.                   +97.0%             Corporation                                  -23.5%
    9. ICG Communications                             +80.6%        8. Amazon.com, Inc., 4.75%, due 2/1/09            -21.6%
   10. Gateway, Inc.                                  +54.6%        9. Peoples Heritage Financial Group, Inc.         -16.7%
                                                                   10. America Online, Inc.                            -8.5%

   * Securities held for the entire year.


Portfolio Changes

   Securities added during the 1st quarter 2000                    Securities sold during the 1st quarter 2000
   ---------------------------------------------------------       ---------------------------------------------------------
   Ceridian Corporation                                            Magellan Health Services, Inc.
   Equifax Inc.
   The TJX Companies, Inc.
   UnumProvident Corporation
   Viad Corp

   Total Return Trust -- Navigator Class


   --------------------------------------------------
                       Cumulative   Average Annual
                      Total Return   Total Return
   --------------------------------------------------
   One Year               -5.61%        -5.61%
   Five Years           +113.42        +16.35
   Life of Class*       +118.29        +15.75
   --------------------------------------------------
   *Inception Date - December 1, 1994
   --------------------------------------------------

                [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

                                 Total Return Trust      Standard & Poor's 500
                                  Navigator Class        Composite Index/(1)/       Value Line Index/(2)/
Years ended March 31, 1994           $ 50,000                  $ 50,000                    $50,000
                                       48,470                    50,740                     50,545
                      1995             51,141                    55,680                     53,185
                                       56,690                    61,000                     56,660
                                       62,090                    65,845                     60,285
                                       63,825                    69,810                     60,295
                      1996             68,870                    73,555                     62,830
                                       70,672                    76,855                     64,525
                                       75,015                    79,235                     64,895
                                       84,645                    85,840                     68,360
                      1997             86,551                    88,140                     67,535
                                       98,691                   103,535                     76,475
                                      112,671                   111,280                     85,110
                                      117,620                   114,475                     82,755
                      1998            124,583                   130,445                     91,055
                                      123,002                   134,755                     86,820
                                      103,782                   121,350                     69,800
                                      118,411                   147,190                     79,620
                      1999            115,638                   154,530                     74,540
                                      128,613                   165,435                     84,830
                                      114,626                   155,085                     76,070
                                      111,816                   178,165                     78,510
                      2000            109,145                   182,245                     78,075

/(1)/ An unmanaged index of widely held common stock.
/(2)/ An unmanaged index of approximately 1,700 common stocks.


                      -----------------------------------


Selected Portfolio Performance*

   Best performers for the year ended March 31, 2000                   Weak performers for the year ended March 31, 2000
   ---------------------------------------------------------           ---------------------------------------------------------
    1. Citigroup Inc.                                 +39.3%            1. Nationwide Health Properties, Inc.             -45.1%
    2. International Business Machines                                  2. IPC Holdings Limited                           -39.6%
         Corporation                                  +33.1%            3. Enhance Financial Services
    3. General Motors Corporation                     +15.2%                 Group, Inc.                                  -37.9%
    4. The Chase Manhattan Corporation                 +7.2%            4. Bank One Corporation                           -37.6%
    5. The Bear Stearns Companies, Inc.                +7.2%            5. Washington Mutual, Inc.                        -35.2%
    6. Mid-America Apartment                                            6. Lloyds TSB Group plc                           -30.1%
         Communities, Inc.                             +5.3%            7. Bank of America Corporation                    -25.8%
    7. Brunswick Corporation                           -0.7%            8. Edison International                           -25.6%
    8. National Golf Properties, Inc.                  -4.3%            9. Toys "R" Us, Inc.                              -21.3%
    9. Northrop Grumman Corporation                   -11.6%           10. Ford Motor Company                             -19.1%
   10. Tupperware Corporation                         -12.2%

   * Securities held for the entire year.

Portfolio Changes

   Securities added during the 1st quarter 2000                       Securities sold during the 1st quarter 2000
   ------------------------------------------------------             ----------------------------------------------------
   Dell Computer Corporation                                          Aetna Inc.
   FleetBoston Financial Corporation                                  Boston Scientific Corporation
   Gateway, Inc.                                                      Delphi Automotive Systems Corporation
   General Electric Company                                           Exxon Mobil Corporation
   Household International, Inc.                                      First Union Corporation
   Johnson & Johnson                                                  Mutual Risk Management Ltd.
   Mandalay Resort Group                                              J.C. Penney Company, Inc.
   MCI WorldCom, Inc.                                                 Raytheon Company
   MGIC Investment Corporation                                        Regency Realty Corporation
   The Black & Decker Corporation                                     Sears, Roebuck &Co.
   The Hartford Financial Services Group, Inc.                        Shared Medical Systems Corpration
   The Kroger Co.                                                     Tanger Factory Outlet Centers, Inc.
   The May Department Stores Company                                  United Asset Management Corporation
   The TJX Companies, Inc.                                            Washington Federal, Inc.
   Time Warner Inc.
   Tommy Hilfiger Corporation

   Statement of Net Assets
   March 31, 2000
   (Amounts in Thousands)


   Legg Mason Value Trust, Inc.
                                                                                     Shares/Par     Value
   --------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 96.6%

   Capital Goods -- 5.8%

     Electrical Equipment -- 2.2%
     Koninklijke (Royal) Philips Electronics N.V.                                       1,744   $   298,769
                                                                                                -----------
     Manufacturing (Diversified) -- 0.9%
     Danaher Corporation                                                                2,400       122,400
                                                                                                -----------
     Waste Management -- 2.7%
     Waste Managment Inc.                                                              26,020       356,149
                                                                                                -----------
   Communication Services -- 9.6%

     Telecommunications (Cellular/Wireless) -- 4.6%
     Nextel Communications, Inc.                                                        4,128       611,902/A/
                                                                                                -----------
     Telecommunications (Long Distance) -- 5.0%
     MCI WorldCom, Inc.                                                                10,000       453,125/A/
     Telefonos de Mexico S.A. ADR                                                       3,200       214,400
                                                                                                -----------
                                                                                                    667,525
                                                                                                -----------
   Consumer Cyclicals -- 13.1%

     Automobiles -- 1.9%
     General Motors Corporation                                                         3,000       248,438
                                                                                                -----------
     Gaming, Lottery and Parimutuel Companies -- 1.5%
     Mandalay Resort Group                                                              7,000       118,125/A,B/
     MGM Grand, Inc.                                                                    3,155        75,716
                                                                                                -----------
                                                                                                    193,841
                                                                                                -----------
     Leisure Time (Products) -- 0.8%
     Mattel, Inc.                                                                      10,000       104,375
                                                                                                -----------
     Lodging/Hotels -- 1.8%
     Starwood Hotels & Resorts Worldwide, Inc.                                          9,000       236,250
                                                                                                -----------
     Retail (Speciality) -- 1.7%
     Toys "R" Us, Inc.                                                                 15,700       232,556/A,B/
                                                                                                -----------
     Retail (Home Shopping) -- 1.6%
     Amazon.com, Inc.                                                                   3,200       214,400/A/
                                                                                                -----------
     Services (Advertising/Marketing) -- 3.9%
     WPP Group plc                                                                     29,808       517,279
                                                                                                -----------

                                                                                     Shares/Par     Value
   --------------------------------------------------------------------------------------------------------------
   Consumer Staples -- 5.2%

     Distributors (Food and Health) -- 1.3%
     McKesson HBOC, Inc.                                                                8,051   $   169,073
                                                                                                -----------
     Entertainment -- 0.7%
     Metro-Goldwyn-Mayer, Inc.                                                          3,705        94,233/A/
                                                                                                -----------
     Retail Stores (Food Chains) -- 3.2%
     Albertson's, Inc.                                                                  9,447       292,845
     The Kroger Co.                                                                     7,323       128,608/A/
                                                                                                -----------
                                                                                                    421,453
                                                                                                -----------
   Financials -- 27.7%

     Banks (International) -- 2.2%
     Lloyds TSB Group plc                                                              28,160       297,695
                                                                                                -----------
     Banks (Major Regional) -- 5.3%
     Bank One Corporation                                                              11,000       378,125
     FleetBoston Financial Corporation                                                  9,000       328,500
                                                                                                -----------
                                                                                                    706,625
                                                                                                -----------
     Banks (Money Center) -- 4.6%
     Bank of America Corporation                                                        4,000       209,750
     The Chase Manhattan Corporation                                                    4,600       401,062
                                                                                                -----------
                                                                                                    610,812
                                                                                                -----------
     Consumer Finance -- 1.2%
     MBNA Corporation                                                                   6,425       163,837
                                                                                                -----------
     Financial (Diversified) -- 6.4%
     Citigroup Inc.                                                                     7,100       421,119
     Fannie Mae                                                                         5,600       316,050
     Freddie Mac                                                                        2,600       114,888
                                                                                                -----------
                                                                                                    852,057
                                                                                                -----------
     Insurance (Property/Casualty) -- 4.3%
     Berkshire Hathaway Inc. - Class A                                                      4       240,240/A/
     MGIC Investment Corporation                                                        7,575       330,459/B/
                                                                                                -----------
                                                                                                    570,699
                                                                                                -----------
     Investment Banking/Brokerage -- 1.1%
     The Bear Stearns Companies, Inc.                                                   3,308       150,905
                                                                                                -----------
     Savings and Loan Companies -- 2.6%
     Washington Mutual, Inc.                                                           12,900       341,850
                                                                                                -----------


   Legg Mason Value Trust, Inc. -- Continued
                                                                                     Shares/Par     Value
   --------------------------------------------------------------------------------------------------------------
   Health Care -- 6.3%

     Health Care (Managed Care) -- 6.3%
     Aetna Inc.                                                                         6,000   $   334,125
     Foundation Health Systems, Inc.                                                   11,100        88,800/A,B/
     United HealthCare Corporation                                                      6,900       411,413
                                                                                                -----------
                                                                                                    834,338
                                                                                                -----------
   Technology -- 28.9%

     Communications Equipment -- 3.1%
     Nokia Oyj                                                                          1,900       412,775
                                                                                                -----------
     Computers (Hardware) -- 12.4%
     Dell Computer Corporation                                                         12,500       674,219/A/
     Gateway, Inc.                                                                     12,250       649,250/A/
     International Business Machines Corporation                                        2,800       330,400
                                                                                                -----------
                                                                                                  1,653,869
                                                                                                -----------
     Computers (Peripherals) -- 1.0%
     Storage Technology Corporation                                                     8,000       127,500/A,B/
                                                                                                -----------
     Computers Software/Services -- 12.4%
     America Online, Inc.                                                              24,590     1,653,677/A/
                                                                                                -----------
   Total Common Stocks and Equity Interests  (Identified Cost -- $7,968,995)                     12,865,282
   --------------------------------------------------------------------------------------------------------------
Repurchase Agreements  -- 2.7%
   Bank of America
     6.15%, dated 3/31/00, to be repurchased at $181,491
     on 4/3/00 (Collateral: $190,706 Freddie Mac mortgage-
     backed securities, 7-7.50%, due 1/1/30-4/1/30,
     value $186,432)                                                                 $181,398       181,398
   Goldman, Sachs & Company
     6.15%, dated 3/31/00, to be repurchased at $181,491
     on 4/3/00 (Collateral: $198,880 Fannie Mae mortgage-
     backed securities, 6%, due 2/1/14, value $188,003)                               181,397       181,397
                                                                                                -----------
   Total Repurchase Agreements (Identified Cost -- $362,795)                                        362,795
   --------------------------------------------------------------------------------------------------------------
   Total Investments -- 99.3% (Identified Cost -- $8,331,790)                                    13,228,077
   Other Assets Less Liabilities -- 0.7%                                                             99,467
                                                                                                -----------
   Net assets -- 100.0%                                                                         $13,327,544
                                                                                                ===========

   --------------------------------------------------------------------------------------------------------------
   Net assets consisting of:

   Accumulated paid-in capital applicable to:
     161,012 Primary Class shares outstanding                                                   $ 6,432,833
      15,618 Navigator Class shares outstanding                                                     826,032
   Accumulated net investment income/(loss)                                                            (124)
   Accumulated net realized gain/(loss) on investments
     and foreign currency transactions                                                            1,172,530
   Unrealized appreciation/(depreciation) of investments
     and foreign currency translations                                                            4,896,273
                                                                                                -----------

   Net assets -- 100.0%                                                                         $13,327,544
                                                                                                ===========
   Net asset value per share:

     Primary Class                                                                                   $75.25
                                                                                                     ======
     Navigator Class                                                                                 $77.52
                                                                                                     ======
   --------------------------------------------------------------------------------------------------------------

   /A/ Non-income producing.
   /B/ Affiliated Company -- As defined in the Investment Company Act of 1940, an "affiliated company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2000, the total market value of Affiliated Companies was $897,440 and the identified cost was $1,149,600.

   See notes to financial statements.

Statement of Net Assets
March 31, 2000
(Amounts in Thousands)


   Legg Mason Special Investment Trust, Inc.
                                                                                     Shares/Par     Value
   --------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 96.3%

   Capital Goods  -- 6.3%

     Electrical Equipment -- 2.9%
     Hadco Corp.                                                                      1,265     $   81,751/A,B/
                                                                                                ----------
     Waste Management -- 3.4%
     Republic Services, Inc.                                                          8,500         92,969/A/
                                                                                                ----------
   Communication Services -- 7.8%

     Telecommunications (Long Distance) -- 7.8%
     ICG Communications                                                               3,550        128,244/A,B/
     TALK.com, Inc.                                                                   5,500         88,000/A,B/
                                                                                                ----------
                                                                                                   216,244
                                                                                                ----------
   Consumer Cyclicals -- 18.6%

     Gaming, Lottery and Parimutuel Companies -- 3.4%
     Mandalay Resort Group                                                            2,500         42,187/A/
     Pinnacle Entertainment, Inc.                                                     2,515         51,086/A,B/
                                                                                                ----------
                                                                                                    93,273
                                                                                                ----------
     Retail (Discounters) -- 1.4%
     Consolidated Stores Corporation                                                  3,486         39,650/A/
                                                                                                ----------
     Retail (Specialty-Apparel) -- 2.7%
     The TJX Companies, Inc.                                                          3,400         75,437
                                                                                                ----------
     Services (Advertising/Marketing) -- 7.0%
     WPP Group plc                                                                   11,103        192,672
                                                                                                ----------
     Services (Commercial and Consumer) -- 2.0%
     Viad Corp                                                                        2,400         54,900
                                                                                                ----------
     Textile (Apparel) -- 2.1%
     Liz Claiborne, Inc.                                                              1,288         58,983
                                                                                                ----------
Consumer Staples -- 9.1%

     Beverages (Non-Alcoholic) -- 1.2%
     Cott Corporation                                                                 6,000         33,750
                                                                                                ----------
     Entertainment -- 1.1%
     Hollywood Entertainment Corp.                                                    3,800         30,638/A,B/
                                                                                                ----------
     Restaurants -- 0.9%
     CKE Restaurants, Inc.                                                            4,000         25,500/B/
                                                                                                ----------

                                                                                     Shares/Par     Value
   --------------------------------------------------------------------------------------------------------------
   Consumer Staples (continued)

     Retail Stores (Drug Stores) -- 1.4%
     Caremark Rx, Inc.                                                                9,000     $   37,687/A/
                                                                                                ----------
     Services (Employment) -- 4.5%
     Manpower Inc.                                                                    1,805         64,060
     Modis Professional Services, Inc.                                                4,800         59,400/A/
                                                                                                ----------
                                                                                                   123,460
                                                                                                ----------
   Financials --  10.2%

     Banks (Major Regional) -- 0.9%
     Peoples Heritage Financial Group, Inc.                                           1,600         24,000
                                                                                                ----------
     Financial (Diversified) -- 1.5%
     The FINOVA Group Inc.                                                            2,500         42,031
                                                                                                ----------
     Insurance (Life / Health) -- 2.1%
     UnumProvident Corporation                                                        3,500         59,500
                                                                                                ----------
     Insurance (Property/Casualty) -- 4.5%
     Enhance Financial Services Group, Inc.                                           3,000         42,375/B/
     Radian Group Inc.                                                                1,737         82,722/B/
                                                                                                ----------
                                                                                                   125,097
                                                                                                ----------
     Investment Management -- 1.2%
     United Asset Management Corporation                                              2,000         34,625
                                                                                                ----------
   Health Care -- 2.7%

     Biotechnology -- 0.9%
     Cell Genesys, Inc.                                                               1,215         25,895/A/
                                                                                                ----------
     Health Care (Managed Care) -- 1.8%
     PhyCor, Inc.                                                                     1,221          1,259/A/
     Wellpoint Health Networks Inc.                                                     700         48,912/A/
                                                                                                ----------
                                                                                                    50,171
                                                                                                ----------
   Miscellaneous -- 0.0%

     Olsen & Associates AG                                                               30              0/A,C/
                                                                                                ----------
   Technology -- 41.6%

     Computers (Hardware) -- 7.7%
     Gateway, Inc.                                                                    3,600        190,800/A/
     Micron Electronics, Inc.                                                         1,635         22,884/A/
                                                                                                ----------
                                                                                                   213,684
                                                                                                ----------


   Legg Mason Special Investment Trust, Inc. -- Continued
                                                                                     Shares/Par     Value
   --------------------------------------------------------------------------------------------------------------
   Technology (continued)

     Computers (Networking) -- 3.7%
     Cabletron Systems, Inc.                                                          3,500     $  102,594/A/
                                                                                                ----------
     Computers (Peripherals) -- 1.3%
     Storage Technology Corporation                                                   2,200         35,063/A/
                                                                                                ----------
     Computers (Software/Services) -- 21.4%
     America Online, Inc.                                                             3,300        221,925/A/
     Bell & Howell Company                                                            1,221         38,150/A,B/
     Cadence Design Systems, Inc.                                                     2,200         45,650/A/
     Sybase, Inc.                                                                     3,700         75,156/A/
     Symantec Corporation                                                             2,815        211,477/A/
                                                                                                ----------
                                                                                                   592,358
                                                                                                ----------
     Services (Computer Systems) -- 3.2%
     SunGard Data Systems Inc.                                                        2,365         89,279/A/
                                                                                                ----------
     Services (Data Processing) -- 4.3%
     Ceridian Corporation                                                             3,000         57,562/A/
     Equifax Inc.                                                                     2,400         60,600
                                                                                                ----------
                                                                                                   118,162
                                                                                                ----------
   Total Common Stocks and Equity Interests (Identified Cost -- $1,744,926)                      2,669,373
   --------------------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 0.7%
     Amazon.com, Inc.,  4.75%, due 2/1/09                                           $20,000         19,725/D/
                                                                                                ----------
   Total Corporate and Other Bonds (Identified Cost -- $20,000)                                     19,725
   --------------------------------------------------------------------------------------------------------------
Repurchase Agreements  -- 2.3%
   Bank of America
     6.15%, dated 3/31/00, to be repurchased at $31,809
     on 4/3/00 (Collateral: $35,711 Freddie Mac mortgage-
     backed securities, 6%, due 9/1/28, value $32,676)                              $31,792         31,792
   Goldman, Sachs & Company
     6.15%, dated 3/31/00, to be repurchased at $31,809
     on 4/3/00 (Collateral: $36,030 Fannie Mae mortgage-
     backed securities, 6%, due 10/1/29, value $32,956)                              31,793         31,793
                                                                                                ----------
   Total Repurchase Agreements (Identified Cost -- $63,585)                                         63,585
   --------------------------------------------------------------------------------------------------------------
   Total Investments -- 99.3% (Identified Cost -- $1,828,511)                                    2,752,683
   Other Assets Less Liabilities -- 0.7%                                                            19,255
                                                                                                ----------
   Net assets -- 100.0%                                                                         $2,771,938
                                                                                                ==========

   --------------------------------------------------------------------------------------------------------------
   Net assets consisting of:

   Accumulated paid-in capital applicable to:
     65,791 Primary Class shares outstanding                                                    $1,666,679
      2,845 Navigator Class shares outstanding                                                      76,743
   Accumulated net realized gain/(loss) on investments
     and foreign currency transactions                                                             104,344
   Unrealized appreciation/(depreciation) on investments
     and foreign currency translations                                                             924,172
                                                                                                ----------
   Net assets -- 100.0%                                                                         $2,771,938
                                                                                                ==========
   Net asset value per share:

     Primary Class                                                                                  $40.28
                                                                                                    ======
     Navigator Class                                                                                $42.91
                                                                                                    ======
   --------------------------------------------------------------------------------------------------------------

   /A/ Non-income producing.
   /B/ Affiliated Company -- As defined in the Investment Company Act of 1940, an "affiliated company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2000, the total market value of Affiliated Companies was $568,466 and the identified cost was $466,048.
   /C/ Private placement and an illiquid security valued at fair value under procedures adopted by the Board of Directors. This security represents 0% of net assets.
   /D/ Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 0.7% of net assets.

   See notes to financial statements.

Statement of Net Assets
March 31, 2000
(Amounts in Thousands)


   Legg Mason Total Return Trust, Inc.
                                                                                     Shares/Par     Value
   --------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 92.0%

   Capital Goods -- 5.0%

     Aerospace/Defense -- 1.3%
     Northrop Grumman Corporation                                                      95         $  5,029
                                                                                                  --------
     Electrical Equipment -- 1.9%
     General Electric Company                                                          45            6,983
                                                                                                  --------
     Waste Management -- 1.8%
     Waste Management Inc.                                                            480            6,570
                                                                                                  --------
   Communication Services -- 6.9%

     Telecommunications (Long Distance) -- 4.5%
     AT&T Corp.                                                                       155            8,719
     MCI WorldCom, Inc.                                                               175            7,929/A/
                                                                                                  --------
                                                                                                    16,648
                                                                                                  --------
     Telephone -- 2.4%
     GTE Corporation                                                                   60            4,260
     SBC Communications Inc.                                                          115            4,830
                                                                                                  --------
                                                                                                     9,090
                                                                                                  --------
   Consumer Cyclicals -- 15.5%

     Automobiles -- 2.4%
     Ford Motor Company                                                               100            4,594
     General Motors Corporation                                                        55            4,555
                                                                                                  --------
                                                                                                     9,149
                                                                                                  --------
     Gaming, Lottery and Parimutuel Companies -- 0.5%
     Mandalay Resort Group                                                            100            1,688/A/
                                                                                                  --------
     Household Furniture and Appliances -- 1.6%
     Maytag Corporation                                                               120            3,975
     The Black & Decker Corporation                                                    50            1,878
                                                                                                  --------
                                                                                                     5,853
                                                                                                  --------
     Leisure Time (Products) -- 2.0%
     Brunswick Corporation                                                            223            4,223
     Mattel, Inc.                                                                     320            3,340
                                                                                                  --------
                                                                                                     7,563
                                                                                                  --------
     Retail  (Department Stores) -- 3.5%
     Nordstrom Inc.                                                                   160            4,720
     Saks Incorporated                                                                275            3,987/A/
     The May Department Stores Company                                                150            4,275
                                                                                                  --------
                                                                                                    12,982
                                                                                                  --------

                                                                                     Shares/Par     Value
   --------------------------------------------------------------------------------------------------------------
   Consumer Cyclicals (continued)

     Retail (Specialty) -- 4.1%
     Toys "R" Us, Inc.                                                              1,025         $ 15,183/A/
                                                                                                  --------
     Retail (Specialty-Apparel) -- 1.2%
     The TJX Companies, Inc.                                                          202            4,484
                                                                                                  --------
     Textiles (Apparel) -- 0.2%
     Tommy Hilfiger Corporation                                                        50              725/A/
                                                                                                  --------
   Consumer Staples -- 9.3%

     Entertainment -- 2.2%
     The Walt Disney Company                                                           75            3,103
     Time Warner Inc.                                                                  50            5,000
                                                                                                  --------
                                                                                                     8,103
                                                                                                  --------
     Foods -- 1.0%
     Sara Lee Corporation                                                             210            3,780
                                                                                                  --------
     Housewares -- 1.2%
     Tupperware Corporation                                                           281            4,440
                                                                                                  --------
     Personal Care -- 0.5%
     Avon Products, Inc.                                                               70            2,034
                                                                                                  --------
     Retail Stores (Food Chains) -- 4.4%
     Albertson's, Inc.                                                                250            7,750
     Safeway Inc.                                                                     110            4,977/A/
     The Kroger Co.                                                                   202            3,541/A/
                                                                                                  --------
                                                                                                    16,268
                                                                                                  --------
   Financials -- 31.8%

     Banks (International) -- 5.8%
     Lloyds TSB Group plc                                                           2,045           21,620
                                                                                                  --------
     Banks (Major Regional) -- 2.8%
     Bank One Corporation                                                             195            6,703
     FleetBoston Financial Corporation                                                100            3,650
                                                                                                  --------
                                                                                                    10,353
                                                                                                  --------
     Banks (Money Center) -- 3.7%
     Bank of America Corporation                                                       75            3,933
     The Chase Manhattan Corporation                                                  115           10,000
                                                                                                  --------
                                                                                                    13,933
                                                                                                  --------


   Legg Mason Total Return Trust, Inc. -- Continued
                                                                                     Shares/Par     Value
   --------------------------------------------------------------------------------------------------------------
   Financials (continued)

     Consumer Finance -- 1.2%
     Countrywide Credit Industries, Inc.                                              100         $  2,725
     Household International, Inc.                                                     50            1,866
                                                                                                  --------
                                                                                                     4,591
                                                                                                  --------
     Financial (Diversified) -- 7.7%
     Citigroup Inc.                                                                   118            6,969
     Fannie Mae                                                                        50            2,822
     Mid-America Apartment Communities, Inc.                                          236            5,315
     National Golf Properties, Inc.                                                   294            6,197
     Nationwide Health Properties, Inc.                                               492            5,138
     XL Capital Ltd.                                                                   41            2,270
                                                                                                  --------
                                                                                                    28,711
                                                                                                  --------
     Insurance (Life/Health) -- 1.6%
     UnumProvident Corporation                                                        360            6,120
                                                                                                  --------
     Insurance (Multi-Line) -- 0.7%
     The Hartford Financial Services Group, Inc.                                       50            2,638
                                                                                                  --------
     Insurance (Property/Casualty) -- 5.2%
     American Financial Group, Inc.                                                   147            4,202
     Enhance Financial Services Group, Inc.                                           392            5,537
     IPC Holdings Limited                                                             209            2,508
     MGIC Investment Corporation                                                       50            2,181
     The Allstate Corporation                                                         200            4,763
                                                                                                  --------
                                                                                                    19,191
                                                                                                  --------
     Investment Banking/Brokerage -- 0.5%
     The Bear Stearns Companies, Inc.                                                  40            1,838
                                                                                                  --------
     Savings and Loan Companies -- 2.6%
     Washington Mutual, Inc.                                                          365            9,673
                                                                                                  --------
   Health Care -- 6.6%

     Health Care (Diversified) -- 3.3%
     Abbott Laboratories                                                              173            6,077
     Bristol-Myers Squibb Company                                                      30            1,733
     Johnson & Johnson                                                                 65            4,554
                                                                                                  --------
                                                                                                    12,364
                                                                                                  --------

                                                                                     Shares/Par     Value
   --------------------------------------------------------------------------------------------------------------
   Health Care (continued)

     Health Care (Drugs/Major Pharmaceuticals) -- 3.3%
     Eli Lilly & Company                                                               65         $  4,095
     Merck & Co., Inc.                                                                135            8,387
                                                                                                  --------
                                                                                                    12,482
                                                                                                  --------
   Technology -- 16.3%

     Computers (Hardware) -- 10.3%
     Dell Computer Corporation                                                        100            5,394/A/
     Gateway, Inc.                                                                     75            5,300/A/
     Hewlett-Packard Company                                                           10            1,326
     International Business Machines Corporation                                      225           26,550
                                                                                                  --------
                                                                                                    38,570
                                                                                                  --------
     Computers (Software Services) -- 1.0%
     Unisys Corporation                                                               150            3,825/A/
                                                                                                  --------
     Electronics (Semiconductors) -- 2.6%
     Intel Corporation                                                                 75            9,895
                                                                                                  --------
     Photography/Imaging -- 2.4%
     Eastman Kodak Company                                                            110            5,974
     Xerox Corporation                                                                120            3,120
                                                                                                  --------
                                                                                                     9,094
                                                                                                  --------
Utilities -- 0.6%

     Electric Companies -- 0.6%
     Edison International                                                             138            2,277
                                                                                                  --------
   Total Common Stocks and Equity Interests (Identified Cost -- $295,681)                          343,747
   --------------------------------------------------------------------------------------------------------------
Repurchase Agreements  -- 2.9%
   Bank of America
     6.15%, dated 3/31/00, to be repurchased at $5,416
     on 4/3/00 (Collateral: $6,087 Freddie Mac mortgage-
     backed securities, 6%, due 9/1/28, value $5,570)                              $5,413            5,413
   Goldman, Sachs & Company
     6.15%, dated 3/31/00, to be repurchased at $5,416
     on 4/3/00 (Collateral: $6,136 Fannie Mae mortgage-
     backed securities, 6%, due 10/1/29, value $5,613)                              5,414            5,414
                                                                                                  --------
   Total Repurchase Agreements (Identified Cost -- $10,827)                                         10,827
   --------------------------------------------------------------------------------------------------------------
   Total Investments -- 94.9% (Identified Cost -- $306,508)                                        354,574
   Other Assets Less Liabilities  -- 5.1%                                                           19,075
                                                                                                  --------
   Net assets -- 100.0%                                                                           $373,649
                                                                                                  ========


   Legg Mason Total Return Trust, Inc. -- Continued
   --------------------------------------------------------------------------------------------------------------
   Net assets consisting of:
   Accumulated paid-in capital applicable to:
     19,829 Primary Class shares outstanding                                                      $306,671
        633 Navigator Class shares outstanding                                                      10,343
   Accumulated net investment income/(loss)                                                            845
   Accumulated net realized gain/(loss) on investments
     and foreign currency transactions                                                               7,726
   Unrealized appreciation/(depreciation) of investments
     and foreign currency translations                                                              48,064
                                                                                                  --------

   Net assets -- 100.0%                                                                           $373,649
                                                                                                  ========
   Net asset value per share:

     Primary Class                                                                                  $18.26
                                                                                                    ======
     Navigator Class                                                                                $18.39
                                                                                                    ======
   --------------------------------------------------------------------------------------------------------------

   /A/ Non-income producing.

   See notes to financial statements.

   Statements of Operations
   (Amounts in Thousands)

                                                                                               Year Ended 3/31/00
                                                                            -----------------------------------------------------
                                                                               Value           Special Investment   Total Return
                                                                               Trust                  Trust             Trust
   ------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends:
     Affiliated companies                                                   $      634              $  1,090        $     --
     Other securities/A/                                                        98,680                 6,301          14,260
   Interest                                                                     27,888                 6,303           1,558
                                                                            ----------              --------        --------
       Total income                                                            127,202                13,694          15,818
                                                                            ----------              --------        --------
Expenses:
   Investment advisory fee                                                      80,417                16,299           3,970
   Distribution and service fees                                               106,510                22,164           5,143
   Transfer agent and shareholder servicing expense                              3,754                   978             335
   Audit and legal fees                                                            234                    62              57
   Custodian fee                                                                 1,921                   504             174
   Directors' fees                                                                  17                    17              11
   Registration fees                                                               913                   235              18
   Reports to shareholders                                                       1,142                   320              93
   Other expenses                                                                  232                    45              20
                                                                            ----------              --------        --------
                                                                               195,140                40,624           9,821
       Less expenses reimbursed                                                    (60)                  (49)             --
                                                                            ----------              --------        --------
       Total expenses, net of reimbursement                                    195,080                40,575           9,821
                                                                            ----------              --------        --------
   Net Investment Income/(Loss)                                                (67,878)              (26,881)          5,997
                                                                            ----------              --------        --------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Realized gain/(loss) on investments
     and foreign currency transactions/B/                                    1,174,559               201,007          19,405
   Change in unrealized appreciation/(depreciation)
     of investments and foreign currency translations                         (260,951)              406,280         (60,980)
                                                                            ----------              --------        --------
   Net Realized and Unrealized Gain/(Loss) on Investments                      913,608               607,287         (41,575)
   ------------------------------------------------------------------------------------------------------------------------------
   Change in Net Assets Resulting From Operations                           $  845,730              $580,406        $(35,578)
   ------------------------------------------------------------------------------------------------------------------------------

   /A/ Net of foreign taxes withheld of $1,471, $65 and $116, respectively. /B/ Includes net realized gains/(losses) of $0 for Value Trust, $55,198 for
       Special Investment Trust and $(716) for Total Return Trust on sales of shares of Affiliated Companies.

   See notes to financial statements.

   Statements of Changes in Net Assets
   (Amounts in Thousands)

                                                             Value                   Special Investment            Total Return
                                                             Trust                         Trust                      Trust
                                                 ---------------------------    -------------------------   ------------------------
                                                          Years Ended                   Years Ended                 Years Ended
                                                    3/31/00        3/31/99        3/31/00       3/31/99       3/31/00      3/31/99
   ---------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
   Net investment income/(loss)                  $   (67,878)   $   (22,075)    $  (26,881)   $  (14,981)   $   5,997    $  11,315
   Net realized gain/(loss) on investments
     and foreign currency transactions             1,174,559        448,566        201,007       336,374       19,405       39,998
Change in unrealized appreciation/
     (depreciation) of investments
     and foreign currency translations              (260,951)     2,834,373        406,280       (48,661)     (60,980)    (111,047)
   ---------------------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
     from operations                                 845,730      3,260,864        580,406       272,732      (35,578)     (59,734)
   Distributions to shareholders:
     From net investment income:
       Primary Class                                      --             --             --            --       (7,936)     (11,139)
       Navigator Class                                    --             --             --            --         (421)        (484)
     From net realized gain on investments:
       Primary Class                                (366,234)      (150,596)      (405,384)     (116,290)     (34,027)     (34,968)
       Navigator Class                               (30,950)        (7,843)       (15,735)       (4,400)        (944)        (897)
   Change in net assets from Fund share
     transactions:
       Primary Class                               1,626,765      2,429,161        651,428       149,813     (126,787)     (30,622)
       Navigator Class                               340,303        390,271         39,442         1,291       (1,250)         109
   ---------------------------------------------------------------------------------------------------------------------------------
Change in net assets                               2,415,614      5,921,857        850,157       303,146     (206,943)    (137,735)

Net Assets:
   Beginning of year                              10,911,930      4,990,073      1,921,781     1,618,635      580,592      718,327
   ---------------------------------------------------------------------------------------------------------------------------------
   End of year                                   $13,327,544    $10,911,930     $2,771,938    $1,921,781    $ 373,649    $ 580,592
   ---------------------------------------------------------------------------------------------------------------------------------
   Accumulated net investment
     income/(loss)                               $      (124)   $       (75)    $       --    $       (4)   $     845    $   3,199
   ---------------------------------------------------------------------------------------------------------------------------------

   See notes to financial statements.

Financial Highlights


  Contained below is per share operating performance data for a Navigator Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                              Investment Operations                      Distributions
                                     --------------------------------------  -------------------------------------
                                                                                           From
                          Net Asset      Net      Net Realized     Total       From         Net                     Net Asset
                            Value,   Investment  and Unrealized     From        Net      Realized                     Value,
                          Beginning    Income    Gain (Loss) on  Investment Investment    Gain on        Total        End of
                           of Year     (Loss)      Investments   Operations   Income    Investments  Distributions     Year
  ---------------------------------------------------------------------------------------------------------------------------
Value Trust
 Years Ended Mar. 31,
 2000                     $74.49      $ .12         $ 5.37        $ 5.49       $  --       $(2.46)       $(2.46)      $77.52
 1999                      50.57        .20          25.13         25.33          --        (1.41)        (1.41)       74.49
 1998                      34.30        .35          18.55         18.90        (.31)       (2.32)        (2.63)       50.57
 1997                      27.08        .41           8.75          9.16        (.41)       (1.53)        (1.94)       34.30
 1996                      20.27        .43           8.02          8.45        (.40)       (1.24)        (1.64)       27.08

Special Investment Trust
 Years Ended Mar. 31,
 2000                     $40.51      $(.19)        $10.63        $10.44       $  --       $(8.04)       $(8.04)      $42.91
 1999                      37.12        .03           6.02          6.05          --        (2.66)        (2.66)       40.51
 1998                      27.04         --          11.58         11.58          --        (1.50)        (1.50)       37.12
 1997                      25.26        .02           3.17          3.19          --        (1.41)        (1.41)       27.04
 1996                      20.03        .09           5.78          5.87        (.17)        (.47)         (.64)       25.26

Total Return Trust
 Years Ended Mar. 31,
 2000                     $21.27      $ .43         $(1.43)       $(1.00)      $(.57)      $(1.31)       $(1.88)      $18.39
 1999                      24.87        .61          (2.36)        (1.75)       (.65)       (1.20)        (1.85)       21.27
 1998                      19.53        .66           7.29          7.95        (.58)       (2.03)        (2.61)       24.87
 1997                      16.52        .65           3.48          4.13        (.56)        (.56)        (1.12)       19.53
 1996                      12.83        .62           3.72          4.34        (.65)          --          (.65)       16.52
                                               Ratios/Supplemental Data
                            ------------------------------------------------------------
                                                     Net
                                                  Investment                Net Assets,
                                     Expenses   Income (Loss)  Portfolio      End of
                             Total  to Average   to Average    Turnover        Year
                            Return  Net Assets   Net Assets      Rate     (in thousands)
  --------------------------------------------------------------------------------------
Value Trust
 Years Ended Mar. 31,
 2000                        7.80%       .69%        .4%        19.7%       $1,210,632
 1999                       51.33%       .72%        .6%        19.3%          814,403
 1998                       56.90%       .73%        .9%        12.9%          179,664
 1997                       34.97%       .77%       1.4%        10.5%           83,752
 1996                       43.53%       .82%       1.8%        19.6%           52,332

Special Investment Trust
 Years Ended Mar. 31,
 2000                       29.85%       .75%       (.2)%       29.3%       $  122,078
 1999                       18.01%       .78%        .1%        47.8%           71,492
 1998                       44.42%       .80%        --         29.8%           63,299
 1997                       12.81%       .85%        .1%        29.2%           41,415
 1996                       29.85%       .88%       1.0%        35.6%           35,731

Total Return Trust
 Years Ended Mar. 31,
 2000                       (5.61)%      .83%       2.1%        85.4%       $   11,643
 1999                       (7.18)%      .82%       2.7%        44.2%           15,275
 1998                       43.94%       .83%       3.1%        20.6%           17,792
 1997                       25.67%       .86%       3.7%        38.4%           10,048
 1996                       34.67%       .94%       4.2%        34.7%            7,058

   See notes to financial statements.

   Notes to Financial Statements
   Value Trust
   Special Investment Trust
   Total Return Trust
   (Amounts in Thousands)
   -----------------------------------------------------------------------------
1. Significant Accounting Policies:

      The Legg Mason Value Trust, Inc. ("Value Trust"), the Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") and the Legg Mason Total Return Trust, Inc. ("Total Return Trust") (each a "Fund") are registered under the Investment Company Act of 1940, as amended, each as an open-end, diversified investment company.

      Each Fund consists of two classes of shares: Primary Class, offered since April 16, 1982, for Value Trust, since December 30, 1985, for Special Investment Trust, and since November 21, 1985, for Total Return Trust; and Navigator Class, offered to certain institutional investors since December 1, 1994, for each Fund. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

   Security Valuation

      Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

   Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

       (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

      The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   Investment Income and Distributions to Shareholders

      Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid quarterly for Value Trust and Total Return Trust, and annually for Special Investment Trust. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under federal income tax regulations.

   -----------------------------------------------------------------------------
   Security Transactions

      Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2000, receivables for securities sold and payables for securities purchased for each of the Funds were as follows:

                              Receivable for        Payable for
                              Securities Sold   Securities Purchased
--------------------------------------------------------------------
Value Trust                       $238,131            $140,468
Special Investment Trust            19,588                   0
Total Return Trust                  27,719               8,361

   Federal Income Taxes

      No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

   Use of Estimates

      Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

      For the year ended March 31, 2000, investment transactions (excluding short-term investments) were as follows:

                              Purchases    Proceeds From Sales
--------------------------------------------------------------
Value Trust                   $4,281,348        $2,283,084
Special Investment Trust         918,694           649,165
Total Return Trust               420,270           573,183

      At March 31, 2000, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                                   Net Appreciation/
                                       Cost          Appreciation   Depreciation    (Depreciation)
----------------------------------------------------------------------------------------------------
   Value Trust                       $8,332,254        $6,130,752    $(1,234,928)      $4,895,824
   Special Investment Trust           1,828,511         1,131,663       (207,491)         924,172
   Total Return Trust                   307,298            69,975        (22,699)          47,276

3. Repurchase Agreements:

      All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

   -----------------------------------------------------------------------------
4. Transactions With Affiliates:

      Each Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with investment advisory, management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets.

      LMFA has agreed to waive indefinitely its fees in any month to the extent Total Return Trust's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of 0.95% of average daily net assets for Navigator shares and 1.95% of average daily net assets for Primary shares. The Funds' agreements with LMFA provide that expense reimbursements be made to Value Trust and Special Investment Trust for audit fees and compensation of the Funds' independent directors. The following chart shows the annual rate of advisory fees and audit and director fee reimbursements for each Fund:

                                                                                            Year Ended
                                                                                          March 31, 2000   At March 31, 2000
                                                                                          --------------   -----------------
                                                                                            Audit and
                                    Advisory               Asset              Expense      Director Fee        Advisory
Fund                                  Fee               Breakpoint          Limitation    Reimbursement       Fee Payable
----------------------------------------------------------------------------------------------------------------------------
   Value Trust                       1.00%            $0-$100 million            N/A            $60              $7,147
                                     0.75%        $100 million-$1 billion
                                     0.65%        in excess of $1 billion
   Special Investment Trust      same as above         same as above             N/A             49               1,659
   Total Return Trust                0.75%              all assets              .95%            N/A                 229

      Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee, based on each Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                                               At March 31, 2000
                                                            ------------------------
                                 Distribution    Service    Distribution and Service
Fund                                  Fee          Fee            Fees Payable
------------------------------------------------------------------------------------
   Value Trust                       0.70%        0.25%             $9,359
   Special Investment Trust          0.75%        0.25%              2,282
   Total Return Trust                0.75%        0.25%                296

      Value Trust paid $5 and Special Investment Trust paid $22 in brokerage commissions to Legg Mason for Fund security transactions during the year ended March 31, 2000. Total Return Trust paid no brokerage commissions to Legg Mason during the year ended March 31, 2000.

      Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the year ended March 31, 2000: Value Trust, $1,174; Special Investment Trust, $310; and Total Return Trust, $88.

      LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

   -----------------------------------------------------------------------------
5. Line of Credit:

      The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the year ended March 31, 2000, the Funds had no borrowings under the Credit Agreement.

6. Fund Share Transactions:

      At March 31, 2000, there were 100,000, 50,000 and 50,000 shares authorized at $.001 par value for the Navigator Class of Value Trust, Special Investment Trust and Total Return Trust, respectively. Share transactions were as follows:

                                                            Reinvestment
                                          Sold            of Distributions          Repurchased              Net Change
                                    -----------------     -----------------   -----------------------   ---------------------
                                    Shares     Amount     Shares    Amount     Shares       Amount      Shares      Amount
-----------------------------------------------------------------------------------------------------------------------------
   Value Trust
   --Primary Class
     Year Ended March 31, 2000      54,139   $3,838,426    5,175   $347,619   (36,445)   $(2,559,280)   22,869    $1,626,765
     Year Ended March 31, 1999      64,387    3,627,343    2,789    143,657   (25,054)    (1,341,839)   42,122     2,429,161

   --Navigator Class
     Year Ended March 31, 2000       7,623   $  553,197      413   $ 28,343    (3,351)   $  (241,237)    4,685    $  340,303
     Year Ended March 31, 1999       8,759      469,123      133      7,050    (1,512)       (85,902)    7,380       390,271

   Special Investment Trust
   --Primary Class
     Year Ended March 31, 2000      14,535   $  552,539   11,373   $395,951    (7,775)   $  (297,062)   18,133    $  651,428
     Year Ended March 31, 1999      15,145      485,457    3,628    114,566   (14,290)      (450,210)    4,483       149,813

   --Navigator Class
     Year Ended March 31, 2000       1,136   $   43,594      410   $ 15,184      (466)   $   (19,336)    1,080    $   39,442
     Year Ended March 31, 1999         403       13,258      133      4,362      (476)       (16,329)       60         1,291

   Total Return Trust
   --Primary Class
     Year Ended March 31, 2000       3,156   $   66,495    1,920   $ 40,459   (12,059)   $  (233,741)   (6,983)   $ (126,787)
     Year Ended March 31, 1999       5,844      131,325    2,014     44,666    (9,494)      (206,613)   (1,636)      (30,622)

   --Navigator Class
     Year Ended March 31, 2000         213   $    4,447       64   $  1,347      (362)   $    (7,044)      (85)   $   (1,250)
     Year Ended March 31, 1999         172        3,717       61      1,369      (230)        (4,977)        3           109
-----------------------------------------------------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Directors and Shareholders of Legg Mason Value Trust, Inc.
                                              Legg Mason Special Investment Trust, Inc.
                                              Legg Mason Total Return Trust, Inc.:

  In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc., and Legg Mason Total Return Trust, Inc. (hereafter referred to as the "Funds") at March 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP


Baltimore, Maryland
May 5, 2000

Investment Adviser
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Board of Directors
   Raymond A. Mason, Chairman
   John F. Curley, Jr., President
   Nelson A. Diaz
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   G. Peter O'Brien
   T. A. Rodgers
   Edward A. Taber, III

Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, DC

Independent Accountants
   PricewaterhouseCoopers LLP
   Baltimore, MD


   This report is not to be distributed unless preceded or accompanied by a prospectus.


            Legg Mason Wood Walker, Incorporated
         -----------------------------------------
                      100 Light Street
          P.O. Box 1476, Baltimore, MD 21203-1476
                      410 o 539 o 0000


LMF-002
5/00